UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                     ----------------------------------

     Date of report (Date of earliest event reported): October 21, 2003

                          UNION BANKSHARES COMPANY
           (Exact name of registrant as specified in its charter)


           Maine                    0-12958             01-0395131
(State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)


                   66 Main Street, Ellsworth, Maine 04605
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (207) 667-2504


                               Not Applicable
        (Former name or former address, if changed since last report)


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Item 1-6.        Not applicable.

Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

(c)              The following exhibits are filed with this Report:

Exhibit No.      Description
-----------      -----------

99.1 Press release issued by Union Bankshares Company (the "Company") on October 21, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.          Not applicable.

Item 9.          Regulation FD

                 The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                 On October 21, 2003, the Company announced its earnings for the third quarter of the 2003 fiscal year. A copy of the press release dated October 21, 2003, describing third quarter earnings is attached as
Exhibit 99.1.

Item 10-11.      Not applicable.

Item 12.         Results of Operations and Financial Condition

                 See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNION BANKSHARES COMPANY




                                          By: /s/ Peter A. Blyberg
                                          ------------------------
                                          Name: Peter A. Blyberg
                                          Title: President and Chief
                                          Executive Officer

Date: October 22, 2003


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                                EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------
   99.1          Press Release dated October 21, 2003.


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